Exhibit 99.1
Doximity Announces Fiscal 2024 Second Quarter Financial Results
Total revenues of $113.6 million, up 11% year-over-year
Net income margin of 27% and adjusted EBITDA margin of 48%
Net income growth of 16% and adjusted EBITDA growth of 18% year-over-year

SAN FRANCISCO, Calif., November 9, 2023 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2024 second quarter ended September 30, 2023.
“We’re proud to make medicine mobile, with another quarter of record engagement across our entire platform,” said Jeff Tangney, co-founder and CEO of Doximity. “Over 550,000 unique providers used our generative AI, telehealth, messaging, and scheduling workflow tools in Q2 to provide better care for their patients.”
Fiscal 2024 Second Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2022.
•Revenue: Revenue of $113.6 million, versus $102.2 million, an increase of 11% year-over-year.
•Net income and non-GAAP net income: Net income of $30.6 million, versus $26.3 million, representing a margin of 26.9%, versus 25.7%. Included in net income was restructuring expense of $7.9 million, which consisted primarily of severance, benefits and stock-based compensation for equity award modification for terminated employees. Non-GAAP net income of $45.6 million, versus $36.2 million, representing a margin of 40.1%, versus 35.4%.
•Adjusted EBITDA: Adjusted EBITDA of $54.2 million, versus $46.0 million, an increase of 18% year-over-year, representing adjusted EBITDA margins of 47.7%, versus 45.0%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.15, versus $0.12, while non-GAAP diluted net income per share was $0.22, versus $0.17.
•Operating cash flow and free cash flow: Operating cash flow of $12.9 million, versus $39.5 million, a decrease of 67% year-over-year, and free cash flow of $11.6 million, versus $37.7 million, a decrease of 69% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal third quarter ending December 31, 2023 as follows:
•Revenue between $127 million and $128 million.
•Adjusted EBITDA between $61 million and $62 million.
Doximity is updating guidance for its fiscal year ending March 31, 2024 as follows:
•Revenue between $460 million and $472 million.
•Adjusted EBITDA between $207 million and $219 million.
Stock Repurchase Program
Doximity’s board of directors authorized another program to repurchase up to $70 million of the Company’s Class A common stock. The repurchases are expected to be executed from time to time over the next 12 months, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans. All prior repurchase programs were completed as of October 2023.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The Company's network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients. For more information, visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2023	March 31, 2023
Assets
Current assets:
Cash and cash equivalents	$108,403	$158,027
Marketable securities	621,451	682,972
Accounts receivable, net	97,217	107,047
Prepaid expenses and other current assets	32,789	22,289
Deferred contract costs, current	2,960	5,118
Total current assets	862,820	975,453
Property and equipment, net	11,780	11,279
Deferred income tax assets	39,289	34,907
Operating lease right-of-use assets	12,743	13,819
Intangible assets, net	29,440	31,836
Goodwill	67,940	67,940
Other assets	1,559	1,654
Total assets	$1,025,571	$1,136,888
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$714	$1,272
Accrued expenses and other current liabilities	29,086	31,245
Deferred revenue, current	91,446	105,238
Operating lease liabilities, current	1,935	1,752
Total current liabilities	123,181	139,507
Deferred revenue, non-current	237	198
Operating lease liabilities, non-current	13,119	13,885
Contingent earn-out consideration liability, non-current	10,448	15,942
Other liabilities, non-current	7,119	1,240
Total liabilities	154,104	170,772
Stockholders' Equity
Preferred stock	—	—
Common stock	188	194
Additional paid-in capital	794,804	762,150
Accumulated other comprehensive loss	(8,928)	(14,083)
Retained earnings	85,403	217,855
Total stockholders' equity	871,467	966,116
Total liabilities and stockholders’ equity	$1,025,571	$1,136,888

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Revenue	$113,612	$102,185	$222,081	$192,824
Cost of revenue(1)	12,759	13,210	25,912	26,287
Gross profit	100,853	88,975	196,169	166,537
Operating expenses(1):
Research and development	19,958	19,104	41,889	38,126
Sales and marketing	30,201	29,021	64,656	57,155
General and administrative	8,966	8,749	18,213	17,473
Restructuring	7,936	—	7,936	—
Total operating expenses	67,061	56,874	132,694	112,754
Income from operations	33,792	32,101	63,475	53,783
Other income, net	5,903	908	10,742	1,712
Income before income taxes	39,695	33,009	74,217	55,495
Provision for income taxes	9,093	6,710	15,209	6,813
Net income	$30,602	$26,299	$59,008	$48,682
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.16	$0.14	$0.30	$0.25
Diluted	$0.15	$0.12	$0.28	$0.23
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	193,112	193,137	193,813	193,042
Diluted	209,014	213,949	210,681	214,452
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Cost of revenue	$2,278	$2,392	$4,739	$4,514
Research and development	2,538	2,862	5,794	5,414
Sales and marketing	2,697	3,982	8,692	7,056
General and administrative	2,288	2,117	4,577	3,875
Restructuring	3,646	—	3,646	—
Total stock-based compensation expense	$13,447	$11,353	$27,448	$20,859

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
Cash flows from operating activities
Net income	$30,602	$26,299	$59,008	$48,682
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,604	2,589	5,208	4,959
Deferred income taxes	—	—	—	105
Stock-based compensation, net of amounts capitalized	13,447	11,353	27,448	20,859
Non-cash lease expense	540	551	1,077	952
Amortization of premium (accretion of discount) on marketable securities, net	(1,495)	1,218	(1,794)	2,673
Loss (gain) on sale of marketable securities	(131)	463	142	500
Amortization of deferred contract costs	2,063	2,072	4,730	4,839
Other	137	37	(15)	7
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(4,388)	(3,339)	9,644	2,194
Prepaid expenses and other assets	(13,093)	2,405	(10,504)	3,651
Deferred contract costs	(1,238)	(1,476)	(2,448)	(2,342)
Accounts payable, accrued expenses and other liabilities	(8,740)	1,635	(8,063)	(4,474)
Deferred revenue	(6,831)	(4,280)	(13,753)	1,872
Operating lease liabilities	(579)	(13)	(582)	(211)
Net cash provided by operating activities	12,898	39,514	70,098	84,266
Cash flows from investing activities
Cash paid for acquisition	—	—	—	(53,500)
Purchases of property and equipment	(41)	(766)	(111)	(1,476)
Internal-use software development costs	(1,238)	(1,051)	(2,732)	(2,466)
Purchases of marketable securities	(144,942)	(82,307)	(180,226)	(91,177)
Maturities of marketable securities	96,119	16,167	212,768	24,438
Sales of marketable securities	—	49,434	37,525	64,158
Net cash provided by (used in) investing activities	(50,102)	(18,523)	67,224	(60,023)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	3,933	2,570	7,218	5,584
Proceeds from issuance of common stock in connection with the employee stock purchase plan	1,494	2,341	1,494	2,341
Taxes paid related to net share settlement of equity awards	(2,120)	(1,152)	(4,084)	(1,261)
Repurchase of common stock	(164,429)	(61,168)	(186,184)	(70,042)
Payment of contingent consideration related to a business combination	—	—	(5,390)	—
Net cash used in financing activities	(161,122)	(57,409)	(186,946)	(63,378)
Net decrease in cash and cash equivalents	(198,326)	(36,418)	(49,624)	(39,135)
Cash and cash equivalents, beginning of period	306,729	110,092	158,027	112,809
Cash and cash equivalents, end of period	$108,403	$73,674	$108,403	$73,674
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$29,438	$123	$29,438	$123

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, restructuring expense, change in fair value of contingent earn-out consideration liability, and acquisition and other related expenses from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, restructuring expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000 and $1 million: The number of customers with TTM subscription revenue greater than $100,000 and $1 million is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 and $1 million in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except percentages)
Net income	$30,602	$26,299	$59,008	$48,682
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	9,801	11,353	23,802	20,859
Depreciation and amortization	2,604	2,589	5,208	4,959
Provision for income taxes	9,093	6,710	15,209	6,813
Restructuring expense	7,936	—	7,936	—
Change in fair value of contingent earn-out consideration liability	47	(40)	316	(94)
Other income, net	(5,903)	(908)	(10,742)	(1,712)
Adjusted EBITDA	$54,180	$46,003	$100,737	$79,537

Revenue	$113,612	$102,185	$222,081	$192,824
Net income margin	26.9%	25.7%	26.6%	25.2%
Adjusted EBITDA margin	47.7%	45.0%	45.4%	41.2%

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$12,898	$39,514	$70,098	$84,266
Purchases of property and equipment	(41)	(766)	(111)	(1,476)
Internal-use software development costs	(1,238)	(1,051)	(2,732)	(2,466)
Free cash flow	$11,619	$37,697	$67,255	$80,324
Other cash flow components:
Net cash provided by (used in) investing activities	$(50,102)	$(18,523)	$67,224	$(60,023)
Net cash used in financing activities	$(161,122)	$(57,409)	$(186,946)	$(63,378)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$12,759	$13,210	$25,912	$26,287
Adjusted to exclude the following:
Stock-based compensation	(2,278)	(2,392)	(4,739)	(4,514)
Amortization of acquired intangibles	(137)	(137)	(274)	(273)
Non-GAAP cost of revenue	$10,344	$10,681	$20,899	$21,500

GAAP gross profit	$100,853	$88,975	$196,169	$166,537
Adjusted to exclude the following:
Stock-based compensation	2,278	2,392	4,739	4,514
Amortization of acquired intangibles	137	137	274	273
Non-GAAP gross profit	$103,268	$91,504	$201,182	$171,324

GAAP gross margin	88.8%	87.1%	88.3%	86.4%
Non-GAAP gross margin	90.9%	89.5%	90.6%	88.8%

GAAP research and development expense	$19,958	$19,104	$41,889	$38,126
Adjusted to exclude the following:
Stock-based compensation	(2,538)	(2,862)	(5,794)	(5,414)
Non-GAAP research and development expense	$17,420	$16,242	$36,095	$32,712

GAAP sales and marketing expense	$30,201	$29,021	$64,656	$57,155
Adjusted to exclude the following:
Stock-based compensation	(2,697)	(3,982)	(8,692)	(7,056)
Amortization of acquired intangibles	(1,061)	(1,061)	(2,122)	(2,124)
Change in fair value of contingent earn-out consideration liability	(47)	40	(316)	94
Non-GAAP sales and marketing expense	$26,396	$24,018	$53,526	$48,069

GAAP general and administrative expense	$8,966	$8,749	$18,213	$17,473
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	(30)
Stock-based compensation	(2,288)	(2,117)	(4,577)	(3,875)
Non-GAAP general and administrative expense	$6,678	$6,632	$13,636	$13,568

GAAP operating expense	$67,061	$56,874	$132,694	$112,754
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	(30)
Stock-based compensation	(7,523)	(8,961)	(19,063)	(16,345)
Amortization of acquired intangibles	(1,061)	(1,061)	(2,122)	(2,124)
Change in fair value of contingent earn-out consideration liability	(47)	40	(316)	94
Restructuring	(7,936)	—	(7,936)	—
Non-GAAP operating expense	$50,494	$46,892	$103,257	$94,349

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$33,792	$32,101	$63,475	$53,783
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	9,801	11,353	23,802	20,859
Amortization of acquired intangibles	1,198	1,198	2,396	2,397
Change in fair value of contingent earn-out consideration liability	47	(40)	316	(94)
Restructuring	7,936	—	7,936	—
Non-GAAP operating income	$52,774	$44,612	$97,925	$76,975

GAAP net income	$30,602	$26,299	$59,008	$48,682
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	9,801	11,353	23,802	20,859
Amortization of acquired intangibles	1,198	1,198	2,396	2,397
Change in fair value of contingent earn-out consideration liability	47	(40)	316	(94)
Restructuring	7,936	—	7,936	—
Income tax effect of non-GAAP adjustments (1)	(3,986)	(2,627)	(7,235)	(4,870)
Non-GAAP net income	$45,598	$36,183	$86,223	$67,004
Non-GAAP net income margin	40.1%	35.4%	38.8%	34.7%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	193,112	193,137	193,813	193,042
Diluted	209,014	213,949	210,681	214,452

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.24	$0.19	$0.44	$0.35
Diluted	$0.22	$0.17	$0.41	$0.31
(1) For the three and six months ended September 30, 2023 and 2022, management used an estimated annual effective non-GAAP tax rate of 21.0%.